===============================================================================
                  STAGECOACH LIFE & ANNUITY TRUST FUNDS, INC.
===============================================================================
                           TOTAL RETURN CALCULATION

------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Cumulative        Average
                                # of            Period           Beginning          Ending           Total           Annual
               Fund Name       Months       from Inception       Unit Value       Unit Value       Return (1)       Return (2)
------------------------------------------------------------------------------------------------------------------------------
        ASSET ALLOCATION       44.50        4/15/94-12/97        $1,000.00        $1,756.92         75.69%           16.41%

US GOVERNMENT ALLOCATION       44.13        4/26/94-12/97        $1,000.00        $1,283.83         28.38%            7.03%

            MONEY MARKET       43.37        5/19/94-12/97        $1,000.00        $1,190.88         19.09%            4.95%

         GROWTH & INCOME       44.60        4/12/94-12/97        $1,000.00        $1,938.91         93.89%           19.50%
------------------------------------------------------------------------------------------------------------------------------

Footnotes:
1) Cumulative Total Return = (Ending Unit Value - Beginning Unit
   Value)/Beginning Unit Value
2) Average Annual Return = ((1+ Cumulative Total Return)(1/(#of periods/12)))- 1

===============================================================================
                  STAGECOACH LIFE & ANNUITY TRUST FUNDS, INC.
===============================================================================
                           TOTAL RETURN CALCULATION

------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Cumulative        Average
                                # of                             Beginning          Ending           Total           Annual
               Fund Name       Months           Period           Unit Value       Unit Value       Return (1)       Return (2)
------------------------------------------------------------------------------------------------------------------------------
        ASSET ALLOCATION        12          12/31/1996-12/31/97  $1,453.48        $1,756.92         20.88%           20.88%

US GOVERNMENT ALLOCATION        12          12/31/1996-12/31/97  $1,194.55        $1,283.83          7.47%            7.47%

            MONEY MARKET        12          12/31/1996-12/31/97  $1,133.75        $1,190.88          5.04%            5.04%

         GROWTH & INCOME        12          12/31/1996-12/31/97  $1,652.46        $1,938.91         17.33%           17.33%
------------------------------------------------------------------------------------------------------------------------------

Footnotes:
1) Cumulative Total Return = (Ending Unit Value - Beginning Unit
   Value)/Beginning Unit Value
2) Average Annual Return = ((1+ Cumulative Total Return)(1/(#of periods/12)))- 1

===============================================================================
                  STAGECOACH LIFE & ANNUITY TRUST FUNDS, INC.
===============================================================================
                           TOTAL RETURN CALCULATION

------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Cumulative        Average
                                # of                             Beginning          Ending           Total           Annual
               Fund Name       Months           Period           Unit Value       Unit Value       Return (1)       Return (2)
------------------------------------------------------------------------------------------------------------------------------
        ASSET ALLOCATION        36          12/31/94-12/31/97    $1,011.33        $1,756.92         73.72%           20.21%

US GOVERNMENT ALLOCATION        36          12/31/94-12/31/97    $1,004.12        $1,283.83         27.86%            8.54%

            MONEY MARKET        36          12/31/94-12/31/97    $1,027.06        $1,190.88         15.95%            5.06%

         GROWTH & INCOME        36          12/31/94-12/31/97    $1,044.68        $1,938.91         85.60%           22.89%
-------------------------------------------------------------------------------------------------------------------------------

Footnotes:
1) Cumulative Total Return = (Ending Unit Value - Beginning Unit
   Value)/Beginning Unit Value
2) Average Annual Return = ((1+ Cumulative Total Return)(1/(#of periods/12)))- 1